UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2022

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1144 15th Street, Suite 2500, Denver, CO	80202-2686
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-573-1660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock $0.01 Par Value	RGLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2022, Royal Gold, Inc. (the “Company”) and each of William Heissenbuttel, President and Chief Executive Officer of the Company, Paul Libner, Chief Financial Officer and Treasurer of the Company, and Randy Shefman, Vice President and General Counsel of the Company, entered into a second amendment to employment agreement, effective as of May 25, 2022 (“Second Amendment”). Royal Gold Corporation, a corporation organized under the laws of Canada and a wholly owned subsidiary of the Company, and Mark Isto, Executive Vice President and Chief Operating Officer of Royal Gold Corporation, also entered into a Second Amendment. In each case, the Second Amendment provided that any annual bonus earned by the executive officer would be paid in the calendar year following the year of performance, but in no event later than March 31 of such calendar year.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amendment, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Item 5.07.Submission of Matters to a Vote of Security Holders.

Royal Gold, Inc. (“Royal Gold” or “our”) held its 2022 annual meeting of stockholders on May 25, 2022 (the “Annual Meeting”). Stockholders voted on, and approved, the following proposals at the Annual Meeting:

Proposal 1 – Election of two Class II directors to serve three-year terms expiring at our 2025 annual meeting of stockholders or until the director’s successor is duly elected and qualified:

Director	For	Against	Abstain	Broker Non-Votes
William Hayes	52,543,392	1,511,390	37,676	4,814,758
Ronald Vance	51,584,921	2,472,632	34,905	4,814,758

Proposal 2 – Approval, on an advisory basis, of the compensation of our named executive officers:

For	Against	Abstain	Broker Non-Votes
51,358,597	2,599,012	134,849	4,814,758

Proposal 3 – Ratification of the appointment of Ernst & Young LLP as our independent registered public accountant for the fiscal year ending December 31, 2022:

For	Against	Abstain	Broker Non-Votes
58,571,098	304,054	32,064	N/A

No other items were presented for stockholder approval at the meeting.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of [First][Second] Amendment to Employment Agreement, as applicable.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Feb
Royal Gold, Inc.

Dated: May 25, 2022	By:	/s/ Laura B. Gill
		Name:	Laura B. Gill
		Title:	Vice President, Corporate Secretary and Chief Compliance Officer

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